Exhibit 99.2

CION Investment Corporation PORTFOLIO HOLDINGS Q1 2021 As of March 31, 2021 FOR EXISTING INVESTORS ONLY. CION Investment Corporation PORTFOLIO HOLDINGS Q1 2021 As of March 31, 2021 FOR EXISTING INVESTORS ONLY.

CION

CION Investment Corporation

FUND OVERVIEW

CION Investment Corporation ("CIC") is a non-traded business development company, or BDC, that focuses on middle market loans. CIC seeks to generate current income, and to a lesser extent, capital appreciation.

CIC's portfolio is managed by its adviser – CION Investment Management, LLC, a CION Investments company.

TARGET INVESTMENTS

CIC offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

INVESTMENT COMPOSITION(1)

First Lien Senior Secured Debt	81.8%
Second Lien Senior Secured Debt	10.1%
Equity	6.8%
Collateralized Securities & Structured Products – Equity	0.9%
Unsecured Debt	0.4%



FLOATING/FIXED RATE BREAKDOWN

Floating Rate Investments	85.1%
Fixed Rate Investments	8.4%
Non - Income Producing Investments	4.3%
Other Income Producing Investments	2.2%



PORTFOLIO HOLDINGS

Please note that rates are not indicative of CIC's performance.

COMPANY NAME	INDUSTRY	WEIGHTING(1)	RATE(2,3)	LIBOR / EURIBOR FLOOR(4)	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 81.8%					
1244311 B.C. LTD.	Chemicals, Plastics & Rubber	0.15%	LIBOR+5.00%	1.00% LIBOR Floor	9/30/2025
1244311 B.C. LTD.	Chemicals, Plastics & Rubber	0.05%	LIBOR+5.00%	1.00% LIBOR Floor	9/30/2025
Adams Publishing Group, LLC	Media: Advertising, Printing & Publishing	0.76%	LIBOR+7.00%	1.75% LIBOR Floor	7/2/2023
Adapt Laser Acquisition, Inc.	Capital Equipment	0.62%	LIBOR+12.00%	1.00% LIBOR Floor	12/31/2023
Adapt Laser Acquisition, Inc.	Capital Equipment	0.11%	LIBOR+10.00%	1.00% LIBOR Floor	12/31/2023
Aegis Toxicology Sciences Corp.	Healthcare & Pharmaceuticals	0.59%	LIBOR+5.50%	1.00% LIBOR Floor	5/9/2025
AIS Holdco, LLC	Banking, Finance, Insurance & Real Estate	0.33%	LIBOR+5.00%	0.00% LIBOR Floor	8/15/2025
Alchemy US Holdco 1, LLC	Construction & Building	0.82%	LIBOR+5.50%	None	10/10/2025
Alert 360 Opco, Inc.	Services: Consumer	0.80%	LIBOR+6.00%	1.00% LIBOR Floor	10/16/2025
Allen Media, LLC	Media: Diversified & Production	0.64%	LIBOR+5.50%	0.00% LIBOR Floor	2/10/2027
Alliance Healthcare Services, Inc.	Healthcare & Pharmaceuticals	0.26%	LIBOR+4.50%	1.00% LIBOR Floor	10/24/2023
ALM Media, LLC	Media: Advertising, Printing & Publishing	1.16%	LIBOR+6.50%	1.00% LIBOR Floor	11/25/2024
AMCP Staffing Intermediate Holdings III, LLC	Services: Business	0.00%	0.50% Unfunded	None	9/24/2025
AMCP Staffing Intermediate Holdings III, LLC	Services: Business	0.68%	LIBOR+6.75%	1.50% LIBOR Floor	9/24/2025
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	0.21%	7.00%	None	12/31/2022
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	0.02%	7.00%	None	6/30/2021
American Consolidated Natural Resources, Inc.	Metals & Mining	0.04%	LIBOR+13.00%	1.00% LIBOR Floor	9/16/2025
American Media, LLC	Media: Advertising, Printing & Publishing	0.00%	0.50% Unfunded	None	12/31/2023
American Media, LLC	Media: Advertising, Printing & Publishing	0.69%	LIBOR 7.75%	1.50% LIBOR Floor	12/31/2023

FOR EXISTING INVESTORS ONLY.

CIC Portfolio Holdings • 1

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 81.8% (CONTINUED)					
American Media, LLC	Media: Advertising, Printing & Publishing	0.10%	LIBOR 7.75%	1.50% LIBOR Floor	12/31/2023
American Teleconferencing Services, Ltd.	Telecommunications	1.06%	LIBOR+6.50%	1.00% LIBOR Floor	12/8/2021
Analogic Corp.	Healthcare & Pharmaceuticals	0.32%	LIBOR+5.25%	1.00% LIBOR Floor	6/21/2024
Anthem Sports & Entertainment Inc.	Media: Diversified & Production	0.00%	0.50% Unfunded	None	9/9/2024
Anthem Sports & Entertainment Inc.	Media: Diversified & Production	1.08%	LIBOR+9.50%	1.00% LIBOR Floor	9/9/2024
Anthem Sports & Entertainment Inc.	Media: Diversified & Production	0.05%	LIBOR+9.50%	1.00% LIBOR Floor	9/9/2024
APCO Holdings, LLC	Banking, Finance, Insurance & Real Estate	0.59%	LIBOR+5.50%	0.00% LIBOR Floor	6/9/2025
Appalachian Resource Company, LLC	Metals & Mining	0.00%	0.00% Unfunded	None	9/10/2023
Appalachian Resource Company, LLC	Metals & Mining	0.60%	LIBOR+5.00%	1.00% LIBOR Floor	9/10/2023
Associated Asphalt Partners, LLC	Construction & Building	0.88%	LIBOR+5.25%	1.00% LIBOR Floor	4/5/2024
Avison Young (USA) Inc.	Banking, Finance, Insurance & Real Estate	0.64%	LIBOR+5.00%	0.00% LIBOR Floor	1/31/2026
BK Medical Holding Company, Inc.	Healthcare & Pharmaceuticals	0.31%	LIBOR+5.25%	1.00% LIBOR Floor	6/22/2024
Blackboard Inc.	Services: Consumer	0.32%	LIBOR+6.00%	1.00% LIBOR Floor	6/30/2024
Cadence Aerospace, LLC	Aerospace & Defense	2.38%	LIBOR+8.50%	1.00% LIBOR Floor	11/14/2023
Cardinal US Holdings, Inc.	Services: Business	0.53%	LIBOR+5.00%	1.00% LIBOR Floor	7/31/2023
CB URS Holdings Corp.	Transportation: Cargo	0.96%	LIBOR+5.75%	1.00% LIBOR Floor	9/1/2024
Charming Charlie LLC	Retail	0.02%	20.00%	None	4/24/2023
CHC Solutions Inc.	Healthcare & Pharmaceuticals	0.50%	12.00%	None	7/20/2023
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	1.49%	LIBOR+8.00%	1.00% LIBOR Floor	1/16/2024
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	0.15%	LIBOR+8.00%	1.00% LIBOR Floor	1/16/2024
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	0.07%	LIBOR+8.00%	1.00% LIBOR Floor	7/16/2023
CircusTrix Holdings, LLC	Hotel, Gaming & Leisure	0.01%	1.00% Unfunded	None	12/31/2021
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.06%	12.00%	None	6/1/2022
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.02%	LIBOR+5.00%	1.00% LIBOR Floor	4/29/2023
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.01%	LIBOR+5.00%	1.00% LIBOR Floor	4/29/2023
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.02%	15.00%	None	6/15/2021
Coyote Buyer, LLC	Chemicals, Plastics & Rubber	0.00%	0.50% Unfunded	None	2/6/2025
Coyote Buyer, LLC	Chemicals, Plastics & Rubber	2.26%	LIBOR+6.00%	1.00% LIBOR Floor	2/6/2026
Coyote Buyer, LLC	Chemicals, Plastics & Rubber	0.41%	LIBOR+8.00%	1.00% LIBOR Floor	8/6/2026
David's Bridal, LLC	Retail	0.35%	LIBOR+10.00%	1.00% LIBOR Floor	6/23/2023
David's Bridal, LLC	Retail	0.05%	LIBOR+6.00%	1.00% LIBOR Floor	6/30/2023
Deluxe Entertainment Services, Inc.	Media: Diversified & Production	0.23%	LIBOR+6.50%	1.00% LIBOR Floor	3/25/2024
DMT Solutions Global Corp.	Services: Business	1.10%	LIBOR+7.00%	0.00% LIBOR Floor	7/2/2024
Eagle Family Foods Group LLC	Beverage, Food & Tobacco	0.91%	LIBOR+6.50%	1.00% LIBOR Floor	6/14/2024
East Valley Tourist Development Authority	Hotel, Gaming & Leisure	0.32%	LIBOR+8.00%	1.00% LIBOR Floor	3/7/2022
Entertainment Studios P&A LLC	Media: Diversified & Production	0.14%	5.00%	None	5/18/2037
Entertainment Studios P&A LLC	Media: Diversified & Production	0.72%	6.30%	None	5/18/2037
EnTrans International, LLC	Capital Equipment	1.65%	LIBOR+6.00%	0.00% LIBOR Floor	11/1/2024
Extreme Reach, Inc.	Media: Diversified & Production	0.00%	0.50% Unfunded	None	3/29/2024
Extreme Reach, Inc.	Media: Diversified & Production	1.28%	LIBOR+7.50%	1.50% LIBOR Floor	3/29/2024
F+W Media, Inc.	Media: Diversified & Production	0.00%	LIBOR+10.00%	1.50% LIBOR Floor	5/24/2022
Foundation Consumer Healthcare, LLC	Healthcare & Pharmaceuticals	0.00%	0.50% Unfunded	None	11/2/2023
Foundation Consumer Healthcare, LLC	Healthcare & Pharmaceuticals	2.23%	LIBOR+5.75%	1.00% LIBOR Floor	11/2/2023
Genesis Healthcare, Inc.	Healthcare & Pharmaceuticals	0.00%	0.50% Unfunded	None	3/6/2023
Geo Parent Corp.	Services: Business	0.96%	LIBOR+5.25%	0.00% LIBOR Floor	12/19/2025
Geon Performance Solutions, LLC	Chemicals, Plastics & Rubber	0.00%	0.50% Unfunded	None	10/25/2024

2 • CIC Portfolio Holdings

FOR EXISTING INVESTORS ONLY.

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 81.8% (CONTINUED)					
Geon Performance Solutions, LLC	Chemicals, Plastics & Rubber	1.43%	LIBOR+6.25%	1.625% LIBOR Floor	10/25/2024
Harland Clarke Holdings Corp.	Services: Business	0.70%	LIBOR+4.75%	1.00% LIBOR Floor	11/3/2023
Healogics, Inc.	Healthcare & Pharmaceuticals	0.31%	LIBOR+4.25%	1.00% LIBOR Floor	7/1/2021
Heritage Power, LLC	Energy: Oil & Gas	0.31%	LIBOR+6.00%	1.00% LIBOR Floor	7/30/2026
Hilliard, Martinez & Gonzales, LLP	Services: Consumer	1.42%	LIBOR+18.00%	2.00% LIBOR Floor	12/17/2022
Homer City Generation, L.P.	Energy: Oil & Gas	0.57%	15.00%	None	4/5/2023
Hoover Group, Inc.	Services: Business	0.34%	LIBOR+8.50%	1.25% LIBOR Floor	10/1/2024
HUMC Holdco, LLC	Healthcare & Pharmaceuticals	0.63%	9.00%	None	4/15/2021
Hummel Station LLC	Energy: Oil & Gas	0.89%	LIBOR+6.00%	1.00% LIBOR Floor	10/27/2022
Hummel Station LLC	Energy: Oil & Gas	0.06%	LIBOR+6.00%	1.00% LIBOR Floor	10/27/2022
Hyperion Materials & Technologies, Inc.	Chemicals, Plastics & Rubber	0.64%	LIBOR+5.50%	1.00% LIBOR Floor	8/28/2026
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.54%	6.00%	None	11/20/2023
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.13%	Prime+5.00%	None	12/22/2022
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.02%	LIBOR+6.00%	0.00% LIBOR Floor	12/22/2022
Infinity Sales Group, LLC	Services: Business	0.44%	LIBOR+10.50%	1.00% LIBOR Floor	11/23/2022
InfoGroup Inc.	Media: Advertising, Printing & Publishing	0.97%	LIBOR+5.00%	1.00% LIBOR Floor	4/3/2023
Instant Web, LLC	Media: Advertising, Printing & Publishing	0.00%	0.50% Unfunded	None	12/15/2022
Instant Web, LLC	Media: Advertising, Printing & Publishing	2.25%	LIBOR+6.50%	1.00% LIBOR Floor	12/15/2022
Isagenix International, LLC	Beverage, Food & Tobacco	0.96%	LIBOR+5.75%	1.00% LIBOR Floor	6/14/2025
Island Medical Management Holdings, LLC	Healthcare & Pharmaceuticals	0.70%	LIBOR+6.50%	1.00% LIBOR Floor	9/1/2022
Jenny C Acquisition, Inc.	Services: Consumer	0.69%	LIBOR+10.50%	1.75% LIBOR Floor	10/1/2024
JP Intermediate B, LLC	Beverage, Food & Tobacco	0.94%	LIBOR+5.50%	1.00% LIBOR Floor	11/20/2025
KITV, Inc.	Media: Diversified & Production	1.34%	LIBOR+7.50%	1.00% LIBOR Floor	3/4/2026
KNB Holdings Corp.	Consumer Goods: Durable	0.47%	LIBOR+5.50%	1.00% LIBOR Floor	4/26/2024
Labvantage Solutions Inc.	High Tech Industries	0.16%	LIBOR+7.50%	1.00% LIBOR Floor	9/30/2021
Labvantage Solutions Ltd.	High Tech Industries	0.21%	EURIBOR+7.50%	1.00% EURIBOR Floor	9/30/2021
LAV Gear Holdings, Inc.	Services: Business	1.58%	LIBOR+7.50%	1.00% LIBOR Floor	10/31/2024
LAV Gear Holdings, Inc.	Services: Business	0.27%	LIBOR+7.50%	1.00% LIBOR Floor	10/31/2024
LGC US Finco, LLC	Capital Equipment	0.61%	LIBOR+6.50%	1.00% LIBOR Floor	12/20/2025
Lift Brands, Inc.	Services: Consumer	0.30%	*	None	6/29/2025
Lift Brands, Inc.	Services: Consumer	1.54%	LIBOR+7.50%	1.00% LIBOR Floor	6/29/2025
Lift Brands, Inc.	Services: Consumer	0.31%	9.50%	None	6/29/2025
Longview Power, LLC	Energy: Oil & Gas	0.28%	LIBOR+10.00%	1.50% LIBOR Floor	7/30/2025
Mimeo.com, Inc.	Services: Business	0.00%	1.00% Unfunded	None	12/21/2023
Mimeo.com, Inc.	Services: Business	0.18%	LIBOR+17.00%	1.00% LIBOR Floor	12/21/2023
Mimeo.com, Inc.	Services: Business	1.50%	LIBOR+7.00%	1.00% LIBOR Floor	12/21/2023
Moss Holding Company	Services: Business	0.00%	0.50% Unfunded	None	4/17/2023
Moss Holding Company	Services: Business	1.15%	LIBOR+7.00%	1.00% LIBOR Floor	4/17/2024
Napa Management Services Corp.	Healthcare & Pharmaceuticals	0.34%	LIBOR+5.00%	1.00% LIBOR Floor	4/19/2023
NASCO Healthcare Inc.	Services: Business	0.80%	LIBOR+4.50%	1.00% LIBOR Floor	6/30/2023
NewsCycle Solutions, Inc.	Media: Advertising, Printing & Publishing	0.78%	LIBOR+7.00%	1.00% LIBOR Floor	12/29/2022
One Call Corp.	Healthcare & Pharmaceuticals	0.25%	LIBOR+5.25%	1.00% LIBOR Floor	11/25/2022
Optio Rx, LLC	Healthcare & Pharmaceuticals	0.17%	LIBOR+10.00%	0.00% LIBOR Floor	6/28/2024
Optio Rx, LLC	Healthcare & Pharmaceuticals	1.53%	LIBOR+7.00%	0.00% LIBOR Floor	6/28/2024
Palmetto Solar, LLC	High Tech Industries	0.01%	0.75% Unfunded	None	12/12/2021

*The ultimate interest earned on this loan will be determined based on the portfolio company's EBITDA at a specified trigger event.

FOR EXISTING INVESTORS ONLY.

CIC Portfolio Holdings • 3

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
1ST LIEN SENIOR SECURED DEBT: 81.8% (CONTINUED)					
Palmetto Solar, LLC	High Tech Industries	1.12%	12.00%	None	12/12/2024
Patterson Medical Supply, Inc.	Healthcare & Pharmaceuticals	0.39%	LIBOR+4.75%	1.00% LIBOR Floor	8/28/2022
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	0.25%	LIBOR+5.00%	1.00% LIBOR Floor	8/20/2022
PH Beauty Holdings III. Inc.	Consumer Goods: Non-Durable	0.61%	LIBOR+5.00%	0.00% LIBOR Floor	9/28/2025
Pixelle Specialty Solutions LLC	Forest Products & Paper	1.42%	LIBOR+6.50%	1.00% LIBOR Floor	10/31/2024
Plano Molding Company, LLC	Consumer Goods: Non-Durable	0.40%	LIBOR+9.00%	1.00% LIBOR Floor	5/12/2022
Plano Molding Company, LLC	Consumer Goods: Non-Durable	0.05%	LIBOR+9.00%	1.00% LIBOR Floor	5/11/2022
Polymer Additives, Inc.	Chemicals, Plastics & Rubber	1.17%	LIBOR+6.00%	0.00% LIBOR Floor	7/31/2025
Securus Technologies Holdings, Inc.	Telecommunications	0.26%	LIBOR+4.50%	1.00% LIBOR Floor	11/1/2024
Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	0.41%	12.75%	None	8/21/2023
SIMR, LLC	Healthcare & Pharmaceuticals	0.98%	LIBOR+17.00%	2.00% LIBOR Floor	9/7/2023
Smart & Final Inc.	Retail	0.51%	LIBOR+6.75%	0.00% LIBOR Floor	6/20/2025
Software Luxembourg Acquisitions S.À.R.L.	High Tech Industries	0.05%	LIBOR+7.50%	1.00% LIBOR Floor	12/27/2024
Software Luxembourg Acquisitions S.À.R.L.	High Tech Industries	0.20%	LIBOR+7.50%	1.00% LIBOR Floor	4/27/2025
Sorenson Communications, LLC	Telecommunications	0.65%	LIBOR+5.50%	0.75% LIBOR Floor	3/17/2026
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.79%	LIBOR+9.50%	None	10/1/2021
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.08%	LIBOR+9.50%	None	10/1/2021
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.04%	LIBOR+9.50%	None	10/1/2021
Stats Intermediate Holdings, LLC	High Tech Industries	0.64%	LIBOR+5.25%	0.00% LIBOR Floor	7/12/2026
Tenere Inc.	Capital Equipment	1.18%	LIBOR+8.50%	1.00% LIBOR Floor	5/5/2025
Tensar Corp.	Chemicals, Plastics & Rubber	0.33%	LIBOR+6.75%	1.00% LIBOR Floor	10/20/2025
The Pasha Group	Transportation: Cargo	0.27%	LIBOR+8.00%	1.00% LIBOR Floor	1/26/2023
The Pay-O-Matic Corp.	Services: Consumer	0.44%	LIBOR+9.00%	1.00% LIBOR Floor	10/29/2021
Vesta Holdings, LLC	Banking, Finance, Insurance & Real Estate	1.63%	LIBOR+10.00%	1.00% LIBOR Floor	2/25/2024
Volta Charging, LLC	Media: Diversified & Production	1.05%	12.00%	None	6/19/2024
Volta Charging, LLC	Media: Diversified & Production	0.84%	12.00%	None	6/19/2024
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	0.00%	0.75% Unfunded	None	2/11/2022
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	0.59%	LIBOR+6.00%	1.00% LIBOR Floor	2/11/2025
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	0.10%	LIBOR+6.00%	1.00% LIBOR Floor	2/11/2025
West Dermatology Management Holdings, LLC	Healthcare & Pharmaceuticals	0.08%	LIBOR+7.50%	1.00% LIBOR Floor	2/11/2025
Williams Industrial Services Group, Inc	Services: Business	0.00%	0.50% Unfunded	None	6/16/2022
Williams Industrial Services Group, Inc	Services: Business	0.65%	LIBOR+9.00%	1.00% LIBOR Floor	12/16/2025
Wind River Systems, Inc.	High Tech Industries	1.59%	LIBOR+6.75%	1.00% LIBOR Floor	6/24/2024
Winebow Holdings, Inc.	Beverage, Food & Tobacco	0.38%	LIBOR+3.75%	1.00% LIBOR Floor	7/1/2021
Wok Holdings Inc.	Beverage, Food & Tobacco	1.28%	LIBOR+6.25%	0.00% LIBOR Floor	3/1/2026

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
2ND LIEN SENIOR SECURED DEBT: 10.1%					
Access CIG, LLC	Services: Business	1.11%	LIBOR+7.75%	0.00% LIBOR Floor	2/27/2026
Carestream Health, Inc.	Healthcare & Pharmaceuticals	0.74%	LIBOR+12.50%	1.00% LIBOR Floor	8/8/2023
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.00%	LIBOR+8.50%	1.00% LIBOR Floor	4/29/2024
Dayton Superior Corp.	Construction & Building	0.10%	LIBOR+7.00%	2.00% LIBOR Floor	12/4/2024
Deluxe Entertainment Services, Inc.	Media: Diversified & Production	0.00%	LIBOR+8.50%	1.00% LIBOR Floor	9/25/2024
Global Tel*Link Corp.	Telecommunications	0.76%	LIBOR+8.25%	0.00% LIBOR Floor	11/29/2026

4 • CIC Portfolio Holdings

FOR EXISTING INVESTORS ONLY.

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[3]	MATURITY DATE
2ND LIEN SENIOR SECURED DEBT: 10.1% (CONTINUED)					
LSCS Holdings, Inc.	Services: Business	0.74%	LIBOR+8.25%	0.00% LIBOR Floor	3/16/2026
Medical Solutions Holdings, Inc.	Healthcare & Pharmaceuticals	0.64%	LIBOR+8.38%	1.00% LIBOR Floor	6/16/2025
MedPlast Holdings, Inc.	Healthcare & Pharmaceuticals	0.40%	LIBOR+7.75%	0.00% LIBOR Floor	7/2/2026
Ministry Brands, LLC	Services: Business	0.45%	LIBOR+9.25%	1.00% LIBOR Floor	6/2/2023
Niacet Corp.	Chemicals, Plastics & Rubber	0.48%	EURIBOR+8.75%	1.00% EURIBOR Floor	8/1/2024
Patterson Medical Supply, Inc.	Healthcare & Pharmaceuticals	0.96%	LIBOR+10.50%	1.00% LIBOR Floor	8/28/2023
PetroChoice Holdings, Inc.	Chemicals, Plastics & Rubber	0.95%	LIBOR+8.75%	1.00% LIBOR Floor	8/21/2023
Premiere Global Services, Inc.	Telecommunications	0.13%	LIBOR+9.50%	1.00% LIBOR Floor	6/6/2024
Securus Technologies Holdings, Inc.	Telecommunications	0.18%	LIBOR+8.25%	1.00% LIBOR Floor	11/1/2025
TMK Hawk Parent, Corp.	Services: Business	0.64%	LIBOR+8.00%	1.00% LIBOR Floor	8/28/2025
Winebow Holdings, Inc.	Beverage, Food & Tobacco	0.84%	LIBOR+7.50%	1.00% LIBOR Floor	1/2/2022
Zest Acquisition Corp.	Healthcare & Pharmaceuticals	0.96%	LIBOR+7.50%	1.00% LIBOR Floor	3/14/2026

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	TYPE
EQUITY: 6.8%				
1244301 B.C. LTD.	Chemicals, Plastics & Rubber	0.02%	None	Common Shares
ACNR Holdings, Inc.	Metals & Mining	0.01%	None	Common Stock
ACNR Holdings, Inc.	Metals & Mining	0.01%	None	Preferred Stock
Alert 360 Topco, Inc.	Services: Consumer	0.24%	None	Common Stock
American Clinical Solutions LLC	Healthcare & Pharmaceuticals	0.31%	None	Class A Membership Interests
Anthem Sports and Entertainment Inc.	Media: Diversified & Production	0.01%	None	Class A Preferred Stock Warrants
Anthem Sports and Entertainment Inc.	Media: Diversified & Production	0.00%	None	Class B Preferred Stock Warrants
Anthem Sports and Entertainment Inc.	Media: Diversified & Production	0.00%	None	Common Stock Warrants
ARC Financial, LLC	Metals & Mining	0.00%	None	Membership Interests
Ascent Resources - Marcellus, LLC	Energy: Oil & Gas	0.03%	None	Membership Units
Ascent Resources - Marcellus, LLC	Energy: Oil & Gas	0.00%	12.00%	Warrants
BCP Great Lakes Fund LP	Diversified Financials	0.71%	None	Membership Interests
Carestream Health Holdings, Inc.	Healthcare & Pharmaceuticals	0.05%	None	Warrants
CHC Medical Partners, Inc.	Healthcare & Pharmaceuticals	0.47%	12.00%	Series C Preferred Stock
CION SOF Funding, LLC	Diversified Financials	0.00%	None	Membership Interests
Conisus Holdings, Inc	Healthcare & Pharmaceuticals	1.22%	12.00%	Series B Preferred Stock
Conisus Holdings, Inc	Healthcare & Pharmaceuticals	1.18%	None	Common Stock
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	0.00%	None	Membership Units
Dayton HoldCo, LLC	Construction & Building	0.46%	None	Membership Units
DBI Investors, Inc.	Retail	0.00%	None	Series A1 Preferred Stock
DBI Investors, Inc.	Retail	0.00%	None	Series B Preferred Stock
DBI Investors, Inc.	Retail	0.00%	None	Series A Preferred Stock
DBI Investors, Inc.	Retail	0.00%	None	Common Stock
DBI Investors, Inc.	Retail	0.00%	None	Reallocation Rights
DESG Holdings, Inc.	Media: Diversified & Production	0.00%	None	Common Stock
HDNet Holdco LLC	Media: Diversified & Production	0.00%	None	Preferred Unit Call Option
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.00%	None	Class A Preferred Units
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.00%	None	Warrants
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.08%	None	Class B-2 Preferred Units

FOR EXISTING INVESTORS ONLY.

CIC Portfolio Holdings • 5

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	TYPE
EQUITY: 6.8% (CONTINUED)				
Independent Pet Partners Intermediate Holdings, LLC	Retail	0.17%	None	Class C Preferred Units
Longview Intermediate Holdings C, LLC	Energy: Oil & Gas	0.56%	None	Membership Units
Mooregate ITC Acquisition, LLC	High Tech Industries	0.01%	None	Class A Units
Mount Logan Capital Inc.	Banking, Finance, Insurance & Real Estate	0.16%	None	Common Stock
NS NWN Acquisition, LLC	High Tech Industries	0.10%	None	Voting Units
NS NWN Acquisition, LLC	High Tech Industries	0.02%	None	Class A Preferred Units
NSG Co-Invest (Bermuda) LP	Consumer Goods: Durable	0.04%	None	Partnership Interests
Palmetto Clean Technology, Inc.	High Tech Industries	0.17%	None	Warrants
Phillips Pet Holding Corp.	Retail	0.00%	None	Common Stock
SIMR Parent, LLC	Healthcare & Pharmaceuticals	0.00%	None	Class B Common Units
SIMR Parent, LLC	Healthcare & Pharmaceuticals	0.00%	None	Class W Units
Software Luxembourg Holding S.A.	High Tech Industries	0.35%	None	Class A Common Stock
Software Luxembourg Holding S.A.	High Tech Industries	0.00%	None	Class A Warrants
Software Luxembourg Holding S.A.	High Tech Industries	0.00%	None	Class B Warrants
Software Luxembourg Holding S.A.	High Tech Industries	0.04%	None	Class B Common Stock
Snap Fitness Holdings, Inc.	Services: Consumer	0.23%	None	Class A Stock
Snap Fitness Holdings, Inc.	Services: Consumer	0.09%	None	Warrants
Spinal USA, Inc. / Precision Medical Inc.	Healthcare & Pharmaceuticals	0.00%	None	Warrants
Tenere Inc.	Capital Equipment	0.11%	None	Warrants

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
COLLATERALIZED SECURITIES AND STRUCTURED PRODUCTS - EQUITY: 0.9%					
APIDOS CLO XVI Subordinated Notes	Diversified Financials	0.12%	Residual	None	1/19/2025
CENT CLO 19 Ltd. Subordinated Notes	Diversified Financials	0.03%	Residual	None	10/29/2025
Galaxy XV CLO Ltd. Class A Subordinated Notes	Diversified Financials	0.12%	Residual	None	4/15/2025
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan	Diversified Financials	0.64%	Residual	None	2/2/2026

COMPANY NAME	INDUSTRY	WEIGHTING[1]	RATE[2,3]	LIBOR / EURIBOR FLOOR[4]	MATURITY DATE
UNSECURED DEBT: 0.4%					
WPLM Acquisition Corp.	Media: Advertising, Printing & Publishing	0.36%	15.00%	None	11/24/2025

1. Information is based on the relative fair value of the underlying portfolio holdings.
2. London Interbank Offered Rate, or LIBOR, is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. Euro Interbank Offered Rate, or EURIBOR, is an interest rate at which banks can borrow funds, in marketable size, from other banks in the European interbank market. Residual cash flow is excess cash flow after payment of any fees/expenses and obligations related to senior notes, including interest and principal repayments.
3. Rate is the total interest rate on the loan, often based on LIBOR or EURIBOR, plus a margin, or residual cash flow.
4. Debt with a LIBOR or EURIBOR floor pay an interest rate of LIBOR or EURIBOR, plus a margin, so long as LIBOR or EURIBOR remains above the specified floor level. If however, LIBOR or EURIBOR falls below the floor, the interest rate is the floor level plus the applicable margin.

Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures.

This portfolio holdings fact sheet reflects CIC's holdings as of the date indicated herein. There is no assurance that additional similar transactions will be available to CIC or that CIC's investment portfolio composition going forward will be as described herein.

6 • CIC Portfolio Holdings

FOR EXISTING INVESTORS ONLY.

CION Investments 3 Park Avenue, 36th Floor New York, NY 10016 cioninvestments.com CIC-PH-0521 FOR EXISTING INVESTORS ONLY.